SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 25, 1997


                          CAPITAL SAVINGS BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



   Delaware                        0-22656                       43-1656529
--------------------------------------------------------------------------------
(State or other              (Commission File No.)             (IRS Employer
 jurisdiction of                                               Identification
 incorporation)                                                Number)



    425 Madison Street, Jefferson City, Missouri                 65101
--------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)




       Registrant's telephone number, including area code: (573) 635-4151




                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On November 25, 1997, Capital Savings Bancorp, Inc. ("Capital") entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with Union Planters Corporation ("UPC") pursuant to which UPC would acquire all of the outstanding capital stock of Capital (the "Merger") in a tax-free exchange. The transaction is valued at approximately $48 million or $23.00 per share.

         Under the terms of the Merger Agreement, each share of Capital common stock will be exchanged for .3812 of a share of UPC common stock (subject to a possible upward adjustment in certain events as further described in the Merger Agreement). The transaction is subject to approval by Capital's shareholders and certain regulatory authorities.

         Simultaneously with their execution and delivery of the Merger Agreement, UPC and Captial entered into a stock option agreement pursuant to which Capital granted UPC the right, upon terms and subject to the conditions set forth therein, to purchase up to 376,460 shares of Capital common stock at a price of $18.75 per share.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits:

         The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.



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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CAPITAL SAVINGS BANCORP, INC.





Date: December 3, 1997                             By: /S/LARRY V. SCHEPERS
                                                       --------------------
                                                       Larry V. Schepers
                                                       Senior Vice President and
                                                       Corporate Secretary



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



                                  EXHIBIT INDEX



        Exhibit
        Number                       Description
        ------                       -----------

           2 Agreement and Plan of Reorganization by and between Capital Savings Bancorp, Inc. and Union Planters Corporation dated as of November 25, 1997 (without exhibits).

         99.1 Stock Option Agreement by and between Capital Savings Bancorp, Inc. and Union Planters
                        Corporation

         99.2           Press release dated November 25, 1997


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